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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K
                                 CURRENT REPORT






                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): October 17, 2001





                             McDONALD'S CORPORATION
             (Exact name of Registrant as specified in its Charter)



         Delaware                    1-5231                      36-2361282
(State of Incorporation)      (Commission File No.)            (IRS Employer
                                                             Identification No.)



                              One McDonald's Plaza
                            Oak Brook, Illinois 60523
                                 (630) 623-3000
            (Address and Phone Number of Principal Executive Offices)





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Item 5. Other Events
--------------------

On October 17, 2001, McDonald's Corporation (the "Company") issued a press release announcing the Company's strategic changes in its U.S. business. The press release is filed as Exhibit 99(a) hereto and incorporated herein by reference.

On October 18, 2001, the Company issued a press release announcing the Company's financial results for the third quarter of 2001. The press release is filed as
Exhibit 99(b) hereto and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------

     (c)  Exhibits:

          99 (a) Press Release dated October 17, 2001--McDonald's USA Details Strategic Changes to Improve Customer Experience and Grow the Business

          99 (b) Press Release dated October 18, 2001-- McDonald's Reports Increase in Quarterly Earnings Per Shares

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        McDONALD'S CORPORATION

                                        (Registrant)



Date: October 23, 2001                  By:  Gloria Santona
                                             -----------------------------------
                                             Gloria Santona
                                             Senior Vice President,
                                             General Counsel and Secretary

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                                  Exhibit Index

Exhibit No.
-----------

99(a)     News Release of McDonald's Corporation issued October 17, 2001:
          McDonald's USA Details Strategic Changes to Improve Customer Experience and Grow the Business

99(b)     News Release of McDonald's Corporation issued October 18, 2001:
          McDonald's Reports Increase in Quarterly Earnings Per Share

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